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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of Electropure, Inc. on Form S-8, filed April 14, 2000 of our report dated December 23, 1999, on our audits of the financial statements as of October 31, 1999 and 1998, and for the two years then ended of Electropure, Inc., which report is included in its Annual Report on Form 10-KSB.

Kelly & Company

Kelly & Company
Newport Beach, California
April 14, 2000